07-15-97

                                                                          [LOGO]

                                                       Letter Agreement No. 3 to
                                                                     DAC 96-29-M



Federal Express Corporation
2005 Corporate Avenue
Memphis, TN  38118

Federal Express Corporation ("Federal Express") and McDonnell Douglas Corporation ("MDC") have entered into Modification Services Agreement Document No. DAC 96-29-M (the "Modification Agreement") dated September 16, 1996, which Modification Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the "Aircraft", as defined in the Modification Agreement) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 3 shall amend and constitute a part of said Modification Agreement.

Federal Express has requested MDC to provide services for certain of the Aircraft and Option Aircraft (the "Stored Aircraft"); and MDC has agreed to provide such services; subject to the following terms and conditions set forth in this Letter Agreement. Terms not otherwise defined in this Letter Agreement shall have the same definitions ascribed to such terms in the Modification Agreement.

1.  SERVICES
    Pursuant to Paragraph 2)H. of the Modification Agreement, Federal Express has the right to store up to twenty-five Aircraft at any one time at the Conversion Facility. Notwithstanding this, MDC hereby agrees to allow Federal Express the right to store up to fifty Stored Aircraft at any one time at the Conversion Facility which for the purposes of this Letter Agreement is defined to be the Dimension facility located in Goodyear, Arizona.

    The work cards set forth in Attachment A of this Letter Agreement will be performed by MDC or its subcontractor on each Stored Aircraft in accordance with the ASR process at the prices listed in Attachment A. Federal Express shall provide five days written notice of its intent to have a specific work card completed on a Stored Aircraft. If Federal Express determines additional storage work cards are required, such additional

07-15-97                                              Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                         Page 2

    work may be completed in accordance with the ASR process. The ASR form listed in Attachment D hereto shall be utilized for any additional services provided in accordance with this Letter Agreement.

    If Federal Express requests removal of the engines by MDC on any Stored Aircraft during the term of this Letter Agreement, Federal Express shall provide to MDC 13,000 pounds of ballast for each Stored Aircraft so stored. Federal Express may provide used engines to be installed on the Stored Aircraft as ballast.

2.  AIRCRAFT DELIVERY

    Federal Express shall be responsible for transporting each Stored Aircraft to the Conversion Facility. Federal Express shall provide MDC with five business days written notice of its intent to deliver a Stored Aircraft to
    the Conversion Facility.   Notwithstanding Paragraph 5)A.1) of the
    Modification Agreement, delivery of a Stored Aircraft to the Conversion Facility does not constitute Delivery of an Aircraft by Federal Express. Upon arrival at the Conversion Facility, MDC shall execute a receipt in the form of Attachment B (the "Aircraft Delivery Receipt") for each Stored Aircraft. Upon completion of the required services listed in Attachment A, page A-1, MDC shall execute a receipt in the form of Attachment C (the
    "Aircraft Redelivery Receipt").   Any work required to have a Stored
    Aircraft Delivered for performance of the Services, excluding Aircraft towing, under the Modification Agreement may be completed by MDC or its Subcontractor in accordance with the ASR process.

3.  OVERSIGHT AND INSPECTION

    Except for a Stored Aircraft on which MDC or MDC's subcontractor is performing services, Federal Express shall be responsible for oversight and inspection of the Stored Aircraft during the term of this Letter Agreement.

4.  REMOVAL OF EQUIPMENT

    Prior to and during the storage period for each Stored Aircraft, certain Stored Aircraft components ("Parts") may be removed. Except as required for performance of the work cards set forth in Attachment A or ASRs, no Parts shall be removed without the prior approval of Federal Express pursuant to an executed ASR. All such Parts removals shall be accomplished in accordance with the procedures specified in the Modification Agreement.

07-15-97                                              Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                         Page 3

5.  PRICE

    The price per Stored Aircraft for receiving, incoming inspection and
    handling of each Stored Aircraft shall be [   *     ].

    The price per Stored Aircraft for each work cards is set forth in Attachment A. The price excludes any material identified as BFE. The work cards, 11.1-01, 11.1-02, 11.1-03, 11.1-04, 11.1-05, 11.1-06 and 11.9 shall be accomplished on a Time and Material (T&M) basis with a Not-to-Exceed
    (NTE) price as listed for each of the first two Stored Aircraft and re-negotiated downward if feasible for subsequent Stored Aircraft.

    The price for additional work shall be set forth in the relevant ASR.

    All pricing is stated in 1996 year dollars and shall be escalated in accordance with the following escalation formula.

    ESCALATION FORMULA

    [                  *                  ]

    where:
         AP  =  The Final Adjusted Price
         MP  =  The Base Price
         ECI = The latest released ECI Index value at the completion of the services computed to one decimal place (Note: 1.05 rounds to 1.1)
         138.2 = The ECI Index value for June 1996


6.  PAYMENT

    a. MDC will invoice Federal Express upon completion of the services provided hereunder. MDC's invoices shall be due and payable within 30 days of Federal Express' receipt of such invoice.

    b. If Federal Express fails to make any payments at the time and in the amounts required under this Letter Agreement, Federal Express shall pay MDC interest on the payment from the due date until the payment is received by MDC at the Prime Rate announced from time to time by Chase Manhattan Bank at its principal office in

---------------

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

07-15-97                                              Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                         Page 4

         New York, New York, plus one percent, or the maximum rate allowed by California law, whichever is lower.

    c. All payments made by Federal Express to MDC under this Agreement shall be in U.S. Dollars, made by wire transfer in immediately available funds and made to the following address:

              Chase Manhattan Bank
              1 Chase Manhattan Plaza
              New York, New York 10015
              ABA No. 021000021
              McDonnell Douglas Corporation
              - Account No. 910-2-695492
              Attn:  Paul Trupia (or as otherwise notified)

07-15-97                                              Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                         Page 5

7.  CONVERSION FACILITY RELOCATION

    In the event MDC requests relocation of the Conversion Facility during the term of this Letter Agreement, MDC and Federal Express shall be responsible for the following:

    a.   MDC RESPONSIBILITIES:

         1) Re-installation of any equipment removed by MDC or MDC's subcontractor during the performance of any services or additional work which is required for ferry of the Firm Aircraft and Option Aircraft which have been converted to Firm Aircraft under the Modification Agreement;

         2) Ferry of such Aircraft by an MDC flight crew to the new conversion facility; and

         3) Insuring such Aircraft during the ferry flight under its physical damage aircraft hull insurance program and Federal Express will be named as an additional insured. In no event will MDC's liability to Federal Express for partial or total loss or damage or destruction of an Aircraft during such ferry flight exceed the
              declared stipulated loss value of [    *      ].

    b.   FEDERAL EXPRESS RESPONSIBILITIES:

         1) Re-installation of all equipment other than that listed in 1) a) above which was removed from the Stored Aircraft;

         2) Maintaining and or providing a Certificate of Airworthiness for each Stored Aircraft;

         3) Completion of all mandatory Airworthiness Directives required to obtain a ferry permit for the ferry flight of each Stored Aircraft;

         4) Replacement of any parts which have exceeded their safe life limit required to obtain a ferry permit for the ferry flight of each Stored Aircraft; and

         5)   Providing a ferry permit, if required, for the Stored Aircraft.

-----------------
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

07-15-97                                              Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                         Page 6

8.  TERM

    This Letter Agreement will commence on the date of execution hereof and will remain in effect until either the completion of all Services performed under the Modification Agreement on all Aircraft or the earlier termination by written notice of Federal Express or MDC. In the event of early termination by Federal Express of this Letter Agreement, Federal Express shall pay for all work completed on each Stored Aircraft and not previously invoiced including all reasonable non-recurring material costs incurred up to a maximum of $500.00 per Stored Aircraft. Federal
    Express may continue to store the Aircraft in accordance with the terms and conditions of the Modification Agreement following early termination of this Letter Agreement.

9.  INSURANCE

    a.   Federal Express' General Coverage

         1) Prior to the commencement of the services hereunder, Federal Express shall provide to MDC evidence of satisfactory insurance coverage for the Stored Aircraft. Said insurance coverage shall:

              a) be maintained at Federal Express' expense at all times during the term of this Letter Agreement and for a period of not less than two (2) years thereafter;

              b) name MDC and MDC's employees, officers, directors, representatives, subcontractors and agents as additional insureds under Federal Express' third party liability insurance;

              c)   contain a severability of interest clause; and

              d) provide that the insurance is primary and without contribution from other insurance which may be available to the additional insureds; and

              e)   include the following insurance in the amounts noted:

                   (1) Federal Express shall maintain hull insurance coverage (in the amount of such Stored Aircraft's value prior to modification, including

07-15-97                                              Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                         Page 7


                        all components and parts removed from the Stored Aircraft and parts shipped from the Conversion Facility to other locations on the instructions of Federal Express or pursuant to the provisions of this Letter Agreement).

                   (2) Third party liability coverage (in the amount of Federal Express' current coverage, but not less than $300,000,000).

    b.   MDC's subcontractor Coverage

         1) Prior to the commencement of the services hereunder, MDC's subcontractor shall provide Federal Express evidence of satisfactory insurance coverage. Said insurance coverage shall:

              a) be maintained at MDC's subcontractor's expense at all times during the term of this Letter Agreement and for a period of not less than two (2) years thereafter;

              b) name MDC and their respective employees, officers, directors, representatives and agents as additional insureds as regards work performed by subcontractor under its third party liability insurance, excluding gross negligence and willful misconduct of MDC;

              c) name Federal Express and their respective employees, officers, directors, representatives and agents as additional insureds as regards work performed by subcontractor under Subcontractor's third party liability insurance excluding operational liability, gross negligence and willful misconduct of Federal Express;

              d)   contain a severability of interest clause;

              e) provide that the insurance is primary as regards work performed by subcontractor and without contribution from other insurance which may be available to the additional insureds; and,

              f)   include the following insurance in the amounts noted:

07-15-97                                              Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                         Page 8

                   (i) Aviation Comprehensive Liability Insurance with a combined single limit of liability of not less than Three Hundred Million U.S. Dollars ($300,000,000.00) for Bodily Injury and Property Damage under Products Liability, Completed Operations Coverage and Premises Operation Liability;

                   (ii) Hangar Keeper's Liability Insurance providing property damage coverage with limits of liability of Three Hundred Million U.S. Dollars ($300,000,000.00) per occurrence; and

                   (iii) Worker's Compensation as required by applicable law
                         and Employer's Liability Insurance of not less than One Million U.S. Dollars ($1,000,000.00) per occurrence unless a greater amount is required by law.

              g) In the event MDC performs the services, it will provide Federal Express evidence of insurance like the subcontractor coverage above.

    c.   All insurance coverage set forth in Paragraphs a., and b. above shall:

         1) except for workers compensation insurance, contain a waiver of subrogation by such parties insurers of any rights it may have against the other party and the other parties employees, officers, directors, representatives, agents and subcontractors; and

         2) contain a clause which states that any cancellation, restriction or reduction in coverage shall only be effective upon thirty (30) days written notice to the other party of such cancellation, restriction or reduction in coverage.

    d. Except for any damage caused by gross negligence or willful misconduct on the part of MDC or MDC's subcontractors, Federal Express shall assume the risk of loss, damage or destruction of a Stored Aircraft or equipment for the period that such Stored Aircraft or equipment is in storage pursuant to this Letter Agreement. Federal Express will cause its physical damage aircraft hull

07-15-97                                              Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                         Page 9

         insurers to waive all rights of subrogation against MDC and its subcontractors, except as may arise by the gross negligence or willful misconduct on the part of MDC or MDC's subcontractor.

10. EXECUTION

    This Letter Agreement and any amendments hereto may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. Execution by either party may be confirmed by electronic facsimile transmission of the signature page of the Agreement to the other party, and confirmation of receipt by telephonic or facsimile transmission.

11. LIMITATION OF LIABILITY

  a. With respect to the transactions contemplated by this Letter Agreement, neither party shall be liable for any consequential damages arising from claims brought by the other.

  b. In no event will MDC's or MDC's subcontractor's liability under this Letter Agreement to Federal Express for partial or total loss, damage or destruction of each Stored Aircraft exceed the sum of the stipulated
         loss value of [    *      ].

  c. Federal Express agrees to be solely liable for any and all environmental contamination (including but not limited to contamination of air, water or soil and any fines, penalties or clean up costs associated with such damage) as well as any other liability, penalties or fines associated with the use or release of, or exposure to hazardous substances directly arising out of or in connection with the storing of Stored Aircraft at the Conversion Facility prior to Delivery, except for any such environmental contamination arising out of or caused by MDC or its subcontractor's actions or failures to act.

------------------

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

07-15-97                                              Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                        Page 10


If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

FEDERAL EXPRESS CORPORATION                 MCDONNELL DOUGLAS CORPORATION

 /S/ TERRY NORD                              /S/ THOMAS C. MOORE
---------------------------------           --------------------------------
         Signature                                    Signature

   TERRY NORD                                THOMAS C. MOORE
 --------------------------------           --------------------------------
    Printed Name                                      Printed Name

  VP - AIRCRAFT BASE MAINTENANCE             VICE PRESIDENT - CONTRACTS
 --------------------------------           --------------------------------
              Title                                      Title

                                                   JULY 29, 1997
                                            --------------------------------
                                                         Date





        APPROVED
    AS TO LEGAL FORM


           KHS   7-23-97
----------------------------------
           LEGAL DEPT

                                                                Attachment A to
                                                         Letter Agreement No. 3
                                                                    DAC 96-29-M
                                                                       Page A-1

                            FEDERAL EXPRESS MD-10 AIRCRAFT
                            ------------------------------
                                      WORK CARDS
                                      ----------

CARD                                                       REVISION    PRICE PER
NUMBER       CARD TITLE                                      DATE       AIRCRAFT
--------------------------------------------------------------------------------
11.1       Engines/Thrust Reversers/APU Preservation         6/2/97   [  *  ]
           (material is BFE) (Ballast)

           Engine Thrust Reverser (TR)                                [  *  ]
*11.1-01   Removal #1 +                                      6/2/97   [  *  ]
*11.1-02   Removal #2 +                                      6/2/97   [  *  ]
*11.1-03   Removal #3 +                                      6/2/97   [  *  ]

           Engine                                                     [  *  ]
*11.1-04   Removal #1 +@                                     6/2/97   [  *  ]
*11.1-05   Removal #2 +@                                     6/2/97   [  *  ]
*11.1-06   Removal #3 +@                                     6/2/97   [  *  ]

 11.1-07   APU Removal preserve fuel control unit            6/2/97   [  *  ]
           (work items 1,2 & 3 only)
 11.2      Lavatory Commode Removal (items 1 & 3             4/29/97  [  *  ]
           only)
 11.3      Potable Water System - Preservation               4/29/97  [  *  ]
 11.4      Aircraft Batteries - Removal                      4/29/97  [  *  ]
 11.5      Cockpit/Emergency Exit Windows -                  4/1/97   [  *  ]
           Preservation
 11.6      Landing Gear - Preservation Temporary             4/1/97   [  *  ]
           Location
 11.7      Landing Gear - Preservation Final Location        4/29/97  [  *  ]
 11.8      Pitot/Static Ports - Preservation                 4/1/97   [  *  ]

----------------

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

07-15-97                                                        Attachment A to
                                                      Letter Agreement No. 3 to
                                                                    DAC 96-29-M
                                                                         Page 2


CARD                                                       REVISION    PRICE PER
NUMBER       CARD TITLE                                      DATE       AIRCRAFT
-------------------------------------------------------------------------------

*11.9      Aircraft Lubrication                              5/1/97   [  *  ]
 12.1      Forward Avionics compartment Equipment            4/29/97  [  *  ]
           Removal
 12.5      Bilge Areas L-48 to R-48 - Preservation           4/1/97   [  *  ]
 12.6      Landing Gear Wheel Well LPS Treatment             4/1/97   [  *  ]
 12.7      Engine Mounts/Truss Fittings - Preservation       4/1/97   [  *  ]
 12.8      Aircraft Fuel System - Preservation (fuel         4/1/97   [  *  ]
           ballasting to 40,000 lbs.) (material is BFE)
New        Install Rudder Gust Locks (material is BFE)                [  *  ]
New        Leave 3 Passenger doors open.  Install gill                [  *  ]
           liner material with avionic filter tapes inside
           for fuselage ventilation (material is BFE)
New        Cap Engine Inlets and Exhaust (No. 1, 2 and                [  *  ]
           3) (material is BFE)
New        Remove Oxygen canisters from seats,                        [  *  ]
           discharge and pack in hazardous material drum for shipping/disposal by Federal
           Express.

Note: The above pricing assumes the engine shipping stands, TR shipping containers, APU shipping stand and BFE designated items are furnished by Federal Express in a timely manner.


          * These work cards are to be accomplished on a T&M basis for the first two Stored Aircraft with NTE exceed pricing as noted and re-negotiated downward if feasible for subsequent Stored Aircraft.

          +    Price includes loading unit into truck for shipping.

          @    Price includes removal of exhaust cone as required for shipping.





------------------

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

07-15-97
                                                                 Attachment B to
                                                          Letter Agreement No. 3
                                                                     DAC 96-29-M



                              AIRCRAFT DELIVERY RECEIPT


MDC does hereby accept delivery of one (1)_____________________ aircraft, Factory Serial no.____________ , FAA Registration No.____________ , together with three (3)__________________ engines (if installed), Manufacturer's Serial Nos._______________ ,______________ , and__________________ , together with all fixed equipment, parts, components and accessories installed thereon and all loose equipment specified in the inventory list from Federal Express, such delivery having been made at___________________________________________ , at
_______________(a.m./p.m.) on the__________________day of___________________ ,
in accordance with Letter Agreement No. 3 to DAC 96-29-M between FEDERAL EXPRESS AND MDC.

MDC does hereby accept delivery of the Aircraft for the services required by this Letter Agreement No. 3.


                                        MCDONNELL DOUGLAS CORPORATION



                                        BY:
                                            -----------------------------

                                        TITLE:
                                               --------------------------


Fuel on Board:                      (U.S. gallons)
               --------------------

07-15-97
                                                                 Attachment C to
                                                       Letter Agreement No. 3 to
                                                                     DAC 96-29-M




                             AIRCRAFT REDELIVERY RECEIPT


MDC does hereby certify that one (1)_____________________________ aircraft, Factory Serial no._____________ , FAA Registration No.______________ , together with three (3)______________engines (if installed), Manufacturer's Serial Nos. ____________ ,__________________ ,________________ , has had services completed in accordance with Letter Agreement No. 3 to DAC 96-29-M.

Redelivery is hereby made by MDC of the above referenced aircraft together with all fixed equipment, parts, components and accessories installed thereon and all loose equipment specified in the inventory list provided by Federal Express at delivery.


Place:                  Date:                     Time:
      ------------------     ---------------------     -------------------------



FEDERAL EXPRESS CORPORATION             MCDONNELL DOUGLAS CORPORATION

BY:                                     BY:
                                           ------------------------------------

TITLE:                                  TITLE:
      ------------------------------           --------------------------------




Fuel on Board:                     (U.S. gallons)
              ---------------------

07-15-97
                                                                 Attachment D to
                                                          Letter Agreement No. 3
                                                                     DAC 96-29-M
                                                                        Page A-2



                   ADDITIONAL SERVICES REQUEST
[LOGO]                 AUTHORIZATION FORM                    ASR NUMBER _______
-------------------------------------------------------------------------------
FEDEX GENERATING ITEM:                       MDC W/O NUMBER:

-------------------------------------------------------------------------------
TECHNICAL DOCUMENTS AND SPECIFICATIONS:

-------------------------------------------------------------------------------
GENERAL DESCRIPTION:





-------------------------------------------------------------------------------
MATERIALS:

-------------------------------------------------------------------------------
MATERIAL PROVISIONING RESPONSIBILITY:        SCHEDULING IMPACT:
       / / MDC    / / FedEx
-------------------------------------------------------------------------------
ESTIMATED MATERIAL COST:                     ESTIMATED MAN-HOURS:

-------------------------------------------------------------------------------
DELIVERY DATE:                               MDC ENGINEERING:

-------------------------------------------------------------------------------
REDELIVERY DATE:                             AGREED TO FIXED PRICE:

-------------------------------------------------------------------------------
OTHER:  (Specify)



Authorized By:                                              Date:
               ------------------------------------------        --------------
               Federal Express Corporation

Accepted By:                                                Date:

               ------------------------------------------        --------------
               McDonnell Douglas  Corporation